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
JOSEPH MOSHKOVSKY                                               CERTIFIED PUBLIC ACCOUNTANT
747 Third Avenue, 4th Floor, New York, NY 10017-2803                        ISRAEL & U.S.A.
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E-Mail:  joseph@moshkovsky.com                                      Telephone: 212-838-4646
         http://www.moshkovsky.com                                  Facsimile: 212-838-8155






                                                                                May 5, 2003





                                          EXHIBIT J
                                          ---------

                                    ACCOUNTANT'S CONSENT



The Board of Directors
Delta Galil Industries Ltd.


We consent to the use in the Annual Report on Form 20-F of Delta Galil Industries Ltd. filed with the United States Securities and Exchange Commission, of our report dated May 5, 2003 on the consolidated balance sheets of Delta Galil Industries Ltd. and its subsidiaries as at
December 31, 2002 and the consolidated statements of income, retained earnings and changes in financial position for the years ended December 31, 2002, 2001 and 2000 and to the incorporation by reference of such report into (i) the Registration Statement on Form F-3
(Registration No. 333-12984) and (ii) three Registration Statements on Form S-8 of Delta
Oalil Industries Ltd. (Registration Nos. 333-12608, 333-13716 and 333-102247).

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